Additional Financial Information for Q2 2020

Definitions and Non-GAAP Measures

Direct written premiums represent the total premiums charged on policies issued by the Company during the respective fiscal period. **Net premiums written** are direct written premiums less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct written premiums and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct written premiums and net premiums written, along with other measures, to gauge the Company's performance and evaluate results.

Core direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in New York.

Expansion direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in other states (i.e., outside New York).

Net operating income (loss) - is net income (loss) exclusive of realized investment gains (losses), net of tax. Net income (loss) is the GAAP measure most closely comparable to net operating income (loss).

Management uses net operating income (loss) along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including realized investment gains (losses), and may vary significantly between periods. Net operating income (loss) is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company's overall profitability.

Operating return on average common equity - is net operating income (loss) divided by average common equity. Return on average common equity is the GAAP measure most closely comparable to operating return on average common equity.

Management uses net operating income (loss) and operating return on average common equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including realized investment gains (losses), which may vary significantly between periods. Net operating income (loss) and operating return on average common equity are provided as supplemental information, are not a substitute for net income (loss) or return on average common equity and do not reflect the Company's overall profitability or return on average common equity.

Underlying net loss ratio - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes and prior year loss development on the net loss ratio.

Underlying net loss ratio excluding Commercial Lines - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the loss ratio that relates to commercial lines, catastrophes, and prior year loss development.

Net loss ratio excluding commercial lines - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the loss ratio that relates to commercial lines.

Net combined ratio excluding effect of catastrophes and prior year loss development - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes and prior year loss development on the net combined ratio.

We believe that these ratios are useful to investors and they are used by management to reveal the trends in our business that may be obscured by catastrophe losses and prior year loss development, as well as the loss ratio that relates to commercial

lines which is in run off. Catastrophe losses cause our loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net loss ratio and net combined ratio. Prior year loss development can cause our loss ratio to vary significantly between periods and separating this information allows us to better compare the results for the current accident period over time. Due to our decision in July 2019 to no longer underwrite commercial lines, excluding the loss ratio related to such line of business allows us to compare our loss ratio with regard to our ongoing lines of business. We believe these measures are useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide them to facilitate a comparison to our outlook on the underlying net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development. The most directly comparable GAAP measures are the net loss ratio and net combined ratio. The underlying net loss ratio excluding commercial lines, net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development should not be considered a substitute for the net loss ratio and net combined ratio and do not reflect the Company's net loss ratio and net combined ratio.

Book Value Per Share

The Company's book value per share at June 30, 2020 was $8.40, an increase of 3.2% compared to $8.14 at June 30, 2019.

	30-Jun-20	31-Mar-20	31-Dec-19	30-Sep-19	30-Jun-19
Book Value Per Share	$ 8.40	$ 7.13	$ 8.17	$ 8.04	$ 8.14
% Increase from specified period to 6/30/20		*17.8%*	*2.8%*	*4.5%*	*3.2%*

The table below reconciles direct written premiums and net written premiums to net premiums earned for the periods presented:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
(000's except percentages)	2020	2019	$ Change	% Change	2020	2019	$ Change	% Change
Direct and Net Written Premiums Reconciliation:								
Direct written premiums	$42,650	$44,821	$ (2,171)	(4.8) %	$79,347	$82,310	$ (2,963)	(3.6) %
Assumed written premiums	-	-	-	- %	-	-	-	- %
Ceded written premiums	(14,560)	(8,200)	(6,360)	77.6 %	(28,066)	(15,328)	(12,738)	83.1 %
Net written premiums	28,090	36,621	(8,531)	(23.3) %	51,281	66,982	(15,701)	(23.4) %
Change in unearned premiums	(1,453)	(5,420)	3,967	(73.2) %	2,297	(6,185)	8,482	NA
Net premiums earned	**$26,637**	**$31,201**	**$ (4,564)**	**(14.6) %**	**$53,578**	**$60,797**	**$ (7,219)**	**(11.9) %**

The table below details the breakdown of direct written premiums between Core direct written premiums and Expansion direct written premiums for the periods presented:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
(000's except percentages)	2020	2019	$ Change	% Change	2020	2019	$ Change	% Change
Core and Expansion Direct Written Premiums Reconciliation:								
Core direct written premiums	$33,890	$38,524	$(4,634)	(12.0) %	$64,252	$72,781	$(8,529)	(11.7) %
Expansion direct written premiums	8,760	6,297	2,463	39.1 %	15,095	9,529	5,566	58.4 %
Direct written premiums	$42,650	$44,821	$(2,171)	(4.8) %	$79,347	$82,310	$(2,963)	(3.6) %

The following table reconciles net operating income (loss) to net income (loss) and operating return on average common equity to return on average common equity for the periods indicated:

(000's except per common share amounts and percentages)	Three Months Ended June 30, 2020		Three Months Ended June 30, 2019		Six Months Ended June 30, 2020		Six Months Ended June 30, 2019	
	Amount	Diluted earnings (loss) per common share	Amount	Diluted earnings (loss) per common share	Amount	Diluted earnings (loss) per common share	Amount	Diluted (loss) per common share
Net Operating Income (Loss) and Diluted Earnings (Loss) per Common Share Reconciliation:								
Net income (loss)	**$ 4,608**	**$ 0.43**	**$ 1,639**	**$ 0.15**	**$ (836)**	**$ (0.08)**	**$ (5,696)**	**$ (0.53)**
Net realized (gain) loss on investments	(2,697)		(679)		3,747		(2,714)	
Less tax (expense) benefit on net realized (gain) loss	(566)		(143)		787		(570)	
Net realized (gain) loss on investments, net of taxes	(2,131)	**$ (0.20)**	(536)	**$ (0.05)**	2,960	**$ 0.27**	(2,144)	**$ (0.20)**
Net operating income (loss)	**$ 2,477**	**$ 0.23**	**$ 1,103**	**$ 0.10**	**$ 2,124**	**$ 0.20**	**$ (7,840)**	**$ (0.73)**
Weighted average diluted shares outstanding	10,734,784		10,785,064		10,770,598		10,764,824	
Operating Return on Average Common Equity (Annualized) Reconciliation:								
Net income (loss)	**$ 4,608**		**$ 1,639**		**$ (836)**		**$ (5,696)**	
Average common equity	$ 83,242		$ 85,722		$ 88,922		$ 88,168	
Return on average common equity (annualized)	**22.1%**		**7.6%**		**-1.9%**		**-12.9%**	
Net realized (gain) loss on investments, net of taxes	$ (2,131)		$ (536)		$ 2,960		$ (2,144)	
Average common equity	$ 83,242		$ 85,722		$ 88,922		$ 88,168	
Effect of net realized (gain) loss on investments, net of taxes, on return on average common equity (annualized)	-10.2%		-2.5%		6.7%		-4.9%	
Net operating income (loss)	**$ 2,477**		**$ 1,103**		**$ 2,124**		**$ (7,840)**	
Average common equity	$ 83,242		$ 85,722		$ 88,922		$ 88,168	
Operating return on average common equity (annualized)	**11.9%**		**5.1%**		**4.8%**		**-17.8%**	

The following table reconciles the underlying net loss ratio excluding commercial lines to the net loss ratio for the periods presented:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2020	2019	Change		2020	2019	Change	
Underlying Net Loss Ratio Excluding Commercial lines Reconciliation:								
Net loss and loss adjustment expenses ("Net loss")								
Underlying Net Loss Excluding Commercial lines	**$ 10,901**	**$ 11,962**	**$ (1,061)**	**-8.9%**	**$ 25,331**	**$ 28,415**	**$ (3,084)**	**-10.9%**
Commercial lines net loss	635	3,767	(3,132)	-83.1%	2,907	10,436	(7,529)	-72.1%
Catastrophe losses excluding commercial lines	1,512	1,442	70	4.9%	1,710	6,291	(4,581)	-72.8%
Prior year loss development excluding commercial lines	(235)	501	(736)	-146.9%	(749)	1,664	(2,413)	-145.0%
Net loss	**$ 12,813**	**$ 17,672**	**$ (4,859)**	**-27.5%**	**$ 29,199**	**$ 46,806**	**$ (17,607)**	**-37.6%**
Net premiums earned								
Net premiums earned excluding commercial lines	25,846	27,509	(1,663)	-6.0%	51,102	53,506	(2,404)	-4.5%
Commercial lines net premiums earned	791	3,692	(2,901)	-78.6%	2,476	7,291	(4,815)	-66.0%
Net premiums earned	**$ 26,637**	**$ 31,201**	**$ (4,564)**	**-14.6%**	**$ 53,578**	**$ 60,797**	**$ (7,219)**	**-11.9%**
Underlying net loss ratio excluding commercial lines	**42.2%**	**43.5%**	**(1.3)**	**pts**	**49.6%**	**53.1%**	**(3.5)**	**pts**
Net loss ratio	**48.1%**	**56.6%**	**(8.5)**	**pts**	**54.5%**	**77.0%**	**(22.5)**	**pts**

The following table reconciles the net loss ratio excluding commercial lines to the net loss ratio for the periods presented:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2020	2019	Change		2020	2019	Change	
Net Loss Ratio Excluding Commercial Lines Reconciliation:								
Net loss and loss adjustment expenses ("Net loss")								
Net Loss Excluding Commercial Lines	**$ 12,179**	**$ 13,905**	**$ (1,726)**	**-12.4%**	**$ 26,292**	**$ 36,370**	**$ (10,078)**	**-27.7%**
Commercial lines net loss	635	3,767	(3,132)	-83.1%	2,907	10,436	(7,529)	-72.1%
Net loss	**$ 12,814**	**$ 17,672**	**$ (4,858)**	**-27.5%**	**$ 29,199**	**$ 46,806**	**$ (17,607)**	**-37.6%**
Net premiums earned								
Net premiums earned excluding commercial lines	25,846	27,509	(1,663)	-6.0%	51,102	53,506	(2,404)	-4.5%
Commercial lines net premiums earned	791	3,692	(2,901)	-78.6%	2,476	7,291	(4,815)	-66.0%
Net premiums earned	**$ 26,637**	**$ 31,201**	**$ (4,564)**	**-14.6%**	**$ 53,578**	**$ 60,797**	**$ (7,219)**	**-11.9%**
Net loss ratio excluding commercial lines	**47.1%**	**50.5%**	**(3.4)**	**pts**	**51.5%**	**68.0%**	**(16.5)**	**pts**
Net loss ratio	**48.1%**	**56.6%**	**(8.5)**	**pts**	**54.5%**	**77.0%**	**(22.5)**	**pts**

The following table reconciles the net combined ratio excluding catastrophes and prior year loss development to the net combined ratio for the periods presented:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2020	2019	Percentage Point Change		2020	2019	Percentage Point Change	
Net Combined Ratio Excluding Catastrophes and Prior Year Development Reconciliation:								
Net Combined Ratio Excluding Catastrophes and Prior Year Development	**81.8%**	**84.2%**	**(2.4)**	**pts**	**90.8%**	**94.2%**	**(3.4)**	**pts**
Effect of catastrophe losses and prior year development								
Catastrophe losses	5.7%	4.6%	1.1	pts	3.2%	10.7%	(7.5)	pts
Prior year development	-0.2%	5.3%	(5.5)	pts	-0.3%	10.1%	(10.4)	pts
Effect of catastrophe losses and prior year development on net loss and loss adjustment expenses	5.5%	9.9%	(4.4)	pts	2.9%	20.8%	(17.9)	pts
Net underwriting expense ratio	0.0%	0.0%	-	pts	0.0%	0.0%	-	pts
Total effect of catastrophe losses and prior year development	5.5%	9.9%	(4.4)	pts	2.9%	20.8%	(17.9)	pts
Net combined ratio	**87.3%**	**94.1%**	**(6.8)**	**pts**	**93.7%**	**115.0%**	**(21.3)**	**pts**

The following table reconciles net operating income (loss) and diluted operating earnings (loss) per share exclusive of catastrophe and prior year loss development financial impact to net operating income (loss) and diluted operating earnings (loss) per share for the periods presented:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2020		2019		2020		2019	
	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000's except per common share amounts)								
Net Operating Income and Diluted Operating Earnings per Share Exclusive of Catastrophes and Prior Year Loss Development Financial Impact:								
Net operating income (loss)	**$ 2,477**	**$ 0.23**	**$ 1,103**	**$ 0.10**	**$ 2,124**	**$ 0.20**	**$ (7,840)**	**$ (0.73)**
Catastrophe and prior year loss development financial impact								
Ceding commission revenue	-		-		-		-	
Total expenses	1,464		3,076		1,535		12,618	
Income from operations before taxes	1,464		3,076		1,535		12,618	
Income tax expense	307		646		322		2,650	
Total catastrophe and prior year loss development financial impact	1,157	**$ 0.11**	2,430	**$ 0.23**	1,213	**$ 0.11**	9,968	**$ 0.93**
Net operating income exclusive of catastrophes and prior year loss development financial impact	**$ 3,634**	**$ 0.34**	**$ 3,533**	**$ 0.33**	**$ 3,337**	**$ 0.31**	**$ 2,128**	**$ 0.20**
Weighted average diluted shares outstanding	10,734,784		10,785,064		10,770,598		10,764,824	

The following table summarizes gross and net written premiums, net premiums earned, net loss and loss adjustment expenses and net loss ratio by major product type, which were determined based primarily on similar economic characteristics and risks of loss.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2020	2019	2020	2019
Gross premiums written:				
Personal lines(3)	$ 42,522,768	$ 38,047,987	$ 75,957,604	$ 68,146,956
Livery physical damage	1,106,405	2,878,749	3,420,806	5,608,835
Other(1)	54,876	61,806	129,731	134,877
Total without commercial lines	43,684,049	40,988,542	79,508,141	73,890,668
Commercial lines (in run-off effective July 2019)(2)	(33,572)	3,832,848	(160,735)	8,419,236
Total gross premiums written	$ 43,650,477	$ 44,821,390	$ 79,347,406	$ 82,309,904
Net premiums written:				
Personal lines(3)	$ 27,103,665	$ 30,340,230	$ 48,315,146	$ 53,844,093
Livery physical damage	1,106,405	2,878,749	3,420,806	5,608,835
Other(1)	42,579	45,984	101,158	112,279
Total without commercial lines	28,252,649	33,264,963	51,837,110	59,565,207
Commercial lines (in run-off effective July 2019)(2)	(162,170)	3,346,540	(555,957)	7,406,901
Total net premiums written	$ 28,090,479	$ 36,611,503	$ 51,281,153	$ 66,972,108
Net premiums earned:				
Personal lines(3)	$ 23,614,240	$ 24,828,974	$ 46,213,874	$ 48,249,848
Livery physical damage	2,182,438	2,620,857	4,789,017	5,138,539
Other(1)	48,999	59,404	99,148	117,421
Total without commercial lines	25,845,677	27,509,235	51,102,039	53,505,808
Commercial lines (in run-off effective July 2019)(2)	791,179	3,692,044	2,476,267	7,291,360
Total net premiums earned	$ 26,636,856	$ 31,201,279	$ 53,578,306	$ 60,797,168
Net loss and loss adjustment expenses(4):				
Personal lines	$ 10,639,057	$ 11,874,563	$ 23,153,625	$ 32,277,107
Livery physical damage	369,120	1,203,457	1,149,690	2,420,760
Other(1)	(72,436)	176,091	(23,639)	326,565
Unallocated loss adjustment expenses	1,242,516	651,142	2,012,328	1,345,792
Total without commercial lines	12,178,257	13,905,253	26,292,004	36,370,224
Commercial lines (in run-off effective July 2019)(2)	635,374	3,767,085	2,907,448	10,436,308
Total net loss and loss adjustment expenses	$ 12,813,631	$ 17,672,338	$ 29,199,452	$ 46,806,532
Net loss ratio(4):				
Personal lines	45.1%	47.8%	50.1%	66.9%
Livery physical damage	16.9%	45.9%	24.0%	47.1%
Other(1)	-147.8%	296.4%	-23.8%	278.1%
Total without commercial lines	47.1%	50.5%	51.5%	68.0%
Commercial lines (in run-off effective July 2019)(2)	80.3%	102.0%	117.4%	143.1%
Total	48.1%	56.6%	54.5%	77.0%

1. "Other" includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association and loss and loss adjustment expenses from commercial auto.
2. In July 2019, the Company decided that it will no longer underwrite Commercial Liability risks. See discussions above regarding the discontinuation of this line of business.
3. See discussion with regard to "Direct Written Premiums, Net Written Premiums and Net Premiums Earned" in the Company's Form 8-K Exhibit 99.1 – Press Release dated August 6, 2020 (also available at www.kingstonecompanies.com).
4. See discussions above with regard to "Net Loss Ratio and Underlying Net Loss Ratio Excluding Commercial Lines".

Condensed Consolidated Statements of Operations and Comprehensive Income (Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2020	2019	2020	2019
Revenues				
Net premiums earned	$ 26,636,856	$ 31,201,279	$ 53,578,306	$ 60,797,168
Ceding commission revenue	3,480,214	675,695	7,311,313	1,953,378
Net investment income	1,612,006	1,719,769	3,277,850	3,343,481
Net gains (losses) on investments	2,697,868	678,655	(3,746,550)	2,714,018
Other income	683,480	329,972	1,313,099	695,873
Total revenues	35,110,424	34,605,370	61,734,018	69,503,918
Expenses				
Loss and loss adjustment expenses	12,813,631	17,672,308	29,199,452	46,806,532
Commission expense	7,850,607	7,299,173	15,749,798	14,152,589
Other underwriting expenses	6,325,472	5,416,449	13,087,264	11,552,440
Other operating expenses	1,420,160	1,097,468	2,983,780	2,068,640
Depreciation and amortization	673,160	627,669	1,360,254	1,230,001
Interest expense	456,545	456,545	913,090	913,090
Total expenses	29,539,575	32,569,612	63,293,638	76,723,292
Income (loss) from operations before income taxes	5,570,849	2,035,758	(1,559,620)	(7,219,374)
Income tax expense (benefit)	962,659	396,378	(723,607)	(1,523,564)
Net income (loss)	4,608,190	1,639,380	(836,013)	(5,695,810)
Other comprehensive income, net of tax				
Gross change in unrealized gains on available-for-sale-securities	10,887,611	3,679,475	4,160,122	7,868,191
Reclassification adjustment for gains included in net income (loss)	148,495	12,364	46,273	34,795
Net change in unrealized gains	11,036,106	3,691,839	4,206,395	7,902,986
Income tax expense related to items of other comprehensive income	(2,317,582)	(775,285)	(883,342)	(1,659,626)
Other comprehensive income, net of tax	8,718,524	2,916,554	3,323,053	6,243,360
Comprehensive income	$ 13,326,714	$ 4,555,934	$ 2,487,040	$ 547,550
Earnings (loss) per common share:				
Basic	$ 0.43	$ 0.15	$ (0.08)	$ (0.53)
Diluted	$ 0.43	$ 0.15	$ (0.08)	$ (0.53)
Weighted average common shares outstanding				
Basic	10,733,354	10,771,717	10,770,598	10,764,824
Diluted	10,734,784	10,785,064	10,770,598	10,764,824
Dividends declared and paid per common share	$ 0.0400	$ 0.1000	$ 0.1025	$ 0.2000

Condensed Consolidated Balance Sheets

	June 30, 2020 (unaudited)	December 31, 2019
Assets		
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of $8,322,456 at June 30, 2020 and $4,124,767 at December 31, 2019)	$ 7,870,374	$ 3,825,952
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $155,226,267 at June 30, 2020 and $162,202,355 at December 31, 2019)	165,466,488	168,236,181
Equity securities, at fair value (cost of $24,564,076 at June 30, 2020 and $22,624,668 at December 31, 2019)	22,705,709	24,661,382
Other investments	2,542,320	2,584,913
Total investments	198,584,891	199,308,428
Cash and cash equivalents	20,153,732	32,391,485
Premiums receivable, net	13,339,539	12,706,411
Reinsurance receivables, net	41,242,321	40,750,538
Deferred policy acquisition costs	19,522,342	20,634,378
Intangible asset	500,000	500,000
Property and equipment, net	7,361,798	7,620,636
Deferred income taxes, net	-	311,052
Other assets	8,595,855	6,979,884
Total assets	$ 309,300,478	$ 321,202,812
Liabilities		
Loss and loss adjustment expense reserves	$ 76,608,359	$ 80,498,611
Unearned premiums	85,006,280	90,383,238
Advance premiums	4,599,781	3,191,512
Reinsurance balances payable	5,467,103	11,714,724
Deferred ceding commission revenue	6,978,574	7,735,398
Accounts payable, accrued expenses and other liabilities	9,869,913	9,986,317
Deferred income taxes, net	1,589,469	-
Long-term debt, net	29,559,521	29,471,431
Total liabilities	219,679,000	232,981,231
Commitments and Contingencies		
Stockholders' Equity		
Preferred stock, $.01 par value; authorized 2,500,000 shares	-	-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 11,866,254 shares at June 30, 2020 and 11,824,889 shares at December 31, 2019; outstanding 10,670,145 shares at June 30, 2020 and 10,797,450 shares at December 31, 2019	118,662	118,248
Capital in excess of par	69,951,549	69,133,918
Accumulated other comprehensive income	8,091,923	4,768,870
Retained earnings	14,973,684	16,913,097
	93,135,818	90,934,133
Treasury stock, at cost, 1,196,109 shares at June 30, 2020 and 1,027,439 shares at December 31, 2019	(3,514,340)	(2,712,552)
Total stockholders' equity	89,621,478	88,221,581
Total liabilities and stockholders' equity	$ 309,300,478	$ 321,202,812